Exhibit 10.2

[Central 1 Credit Union Letterhead]

March 29, 2012	VIA EMAIL

Thomas Schneider

Schneider Power Providence Bay Inc.

49 Bathurst Street, Suite 101

Toronto, Ontario

M5V 2P2

Dear Mr. Schneider:

Re:	Central 1 Credit Union, Community First Credit Union Ltd and Espanola District & Credit Union Limited (the “Lenders”) loan to Schneider Power Providence Bay Inc. (the “Borrower”)

We confirm the Lenders are prepared to offer you a renewal of the Term Loan as provided for in the Commitment Letter dated March 5, 2007, as amended by the Commitment Letter Amending Agreements dated November 20, 2008 and June 24, 2011, on the same terms and conditions as contained therein and upon receipt of a renewal fee in the amount of $1,000.00. We have outlined below the renewal terms available:

Facility 2, Term Loan:

Effective Date – April 10, 2012

Outstanding Principal Balance – $1,161,871.64

Remaining Amortization – 10 years

Term – 5 years

Interest Rate – 6.00%

Blended Monthly Payment of principal and interest – $12,899.16

First Payment Date – May 10, 2012

Maturity Date – April 10, 2017

Kindly acknowledge your acceptance of the terms of this renewal by signing below and returning to our office at your earliest convenience.

Yours truly,

/s/ Maryna Mykhaylychenko

Maryna Mykhaylychenko

Credit Services Officer

Central 1 Credit Union

2810 Matheson Blvd. E.

Mississauga, ON L4W 4X7

T. (905) 282-8528

F. (905) 238-5181

ACKNOWLEDGEMENT AND ACCEPTANCE

We hereby acknowledge and accept the terms and conditions of the renewal of the Credit Facility as outlined above.

SCHNEIDER POWER PROVIDENCE BAY INC.

Per:	/s/ Thomas Schneider
Name: Thomas Schneider
Title: President
I/we have the authority to bind the Corporation

GUARANTORS

The undersigned has read, understands and accepts the terms and conditions of the renewal of the Credit Facility in its capacity as the Guarantor of the obligations of the Borrower therein.

SCHNEIDER POWER INC.

Per:	/s/ Thomas Schneider
Name: Thomas Schneider
Title: President
I/we have the authority to bind the Corporation